UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  May 3, 2005

Date of Earliest Event Reported:  April 27, 2005

Sauer-Danfoss Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14097	36-3482074
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Parkway Drive, Suite 270 Lincolnshire, Illinois		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (515) 239-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 –Registrant’s Business and Operations

Item 1.01.      Entry Into a Material Definitive Agreement.

On April 27, 2005, the registrant’s Board of Directors approved increases in non-employee director compensation, effective April 27, 2005.  The attached Exhibit 10.1(bv) to this Report on Form 8-K sets forth the new compensation, and said Exhibit 10.1(bv) is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.      Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Description of Document

10.1(bv)	Summary of Non-employee Director Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SAUER-DANFOSS INC.

DATE:	May 3, 2005

		By:	/s/ Kenneth D. McCuskey
		Name:	Kenneth D. McCuskey
		Title:	Vice President and Chief Accounting Officer